FORM 8-K

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

November 6, 2003

(Date of report)

FIRST PLACE FINANCIAL CORP.

(Exact name of registrant as specified in its charter)

Delaware	0-25049	34-1880130
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

185 E. Market Street, Warren, OH 44481

(Address of principal executive offices)

(330) 373-1221

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Item 5.    Other Events

On November 5, 2003, First Place Financial Corp. (“First Place”) issued a press release announcing the opening by First Place Bank, the chief subsidiary of First Place, of its new concept “First Place Financial Center” in Solon, Ohio. The Financial Center is not designed for traditional walk-in banking and will provide Business Financial Services, Commercial Real Estate, Mortgage and Real Estate Lending, Insurance and Wealth Management services for businesses and individuals. The information contained in the press release, which is attached as Exhibit 99 to this Form 8-K, is incorporated herein by this reference.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits

c)	Exhibits.

	Exhibit No.	Description

	99	Press release of First Place Financial Corp. dated November 5, 2003, announcing the opening by First Place Bank, the chief subsidiary of First Place, of its new “First Place Financial Center” in Solon, Ohio.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST PLACE FINANCIAL CORP.

Date: November 6, 2003	By:	/s/ Steven R. Lewis

Steven R. Lewis President and Chief Executive Officer

Exhibit Index

Exhibit No.	Description
99	Press release of First Place Financial Corp. dated November 5, 2003, announcing the opening by First Place Bank, the chief subsidiary of First Place, of its new “First Place Financial Center” in Solon, Ohio.